UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21820

Eaton Vance Credit Opportunities Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Annual Report April 30, 2008

EATON VANCE
CREDIT
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Credit Opportunities Fund as of April 30, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Scott H. Page, CFA
Co-Portfolio Manager

Payson F. Swaffield, CFA
Co-Portfolio Manager

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Andrew N. Sveen, CFA
Co-Portfolio Manager

Economic and Market Conditions

•                     The price dislocation in credit markets that began in the second half of 2007 worsened during the first quarter of 2008. What began as a reaction to the unrelated but growing subprime mortgage problem, grew into a substantial market-wide sell-off that affected not just the loan market but other fixed income and equity asset classes as well. This turmoil led to the collapse of Bear Stearns, and the Federal Reserve’s (the “Fed”) unprecedented action to provide liquidity to the broader market to avert a possible risk of financial market collapse. The impact on the bank loan asset class was significant and unprecedented. Average loan prices, which had fallen about 4-5% by December 2007, declined a further 7-8% by mid-February before recovering somewhat by the end of that month. Along with the tentative return of market confidence, loan prices have been rising steadily since mid-March 2008 and, as of April 30, 2008, were up approximately 4-5% from their mid-February bottom. Management is cautiously optimistic that the worst is behind us.

•                     Notwithstanding the market turmoil, management believes that the bank loan asset class fundamentals remain relatively benign. Default rates in the market place have increased to 1%, but remain well below historical averages of 3%. According to S&P’s Leveraged Commentary & Data, the market expectations are for default rates to reach 5% in 2008 and 2009. While default risks have certainly increased in the past several months due to the weakening economy, management believes they may have been contained and are already priced into the asset class. Actual realized credit losses from defaulted loans during the six months ended April 30 were minimal.

•

The high-yield bond market was pulled lower by a weakening economy and a risk-aversion among fixed-income investors. Despite a series of aggressive interest rate cuts by the Fed, the poor climate for high-yield bonds reduced the availability of financing for many borrowers. Spreads widened to around 850 basis points (8.50%) by early March 2008. At mid-March, the market began to recover, as the Fed’s injection of liquidity into the credit markets relieved investors’ concerns. By April 2008, the backlog of unsold bonds for leveraged buyouts was significantly reduced by purchases by private equity funds, hedge funds and sovereign wealth funds. The market rally continued through April 30, 2008, posting one the strongest one-month rallies in high-yield history.

Management Discussion

•                     The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

•                     As a result of the credit crisis, the market value of the Fund’s investments declined significantly, leading to a poor total return performance over the past year. The majority of the decline to date has been unrealized losses caused by a unique and well-publicized down-

Eaton Vance Credit Opportunities Fund

Total Return Performance 4/30/07 – 4/30/08

NYSE Symbol		EOE
At Market(1)		-23.42%
At Net Asset Value(1)		-13.57%
Total Distributions per share		$1.98
Distribution Rate(2)	At Market	11.79%
	At NAV	11.28%

Please refer to page 3 for additional performance information.

(1) Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its debt financing.

(2) The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

turn in the credit markets. There remains an opportunity to recapture return if the investments move back toward face value. Despite the decline in market value, the Fund has continued to meet its primary objective of providing high current income. Based on the annualized distribution per share, the Fund generated a market yield of 11.79%, (1) as of April 30, 2008.

•                     The Fund’s loan investments are very well diversified, with 309 borrowers and no single investment representing more than 1.5% of the total assets. The Fund is also broadly diversified by industry, with none constituting more than 7% at April 30, 2008. A diversified approach should help the Fund mitigate risk in an increasing default environment. At April 30, 2008, defaulted assets only represented 1% of the Fund’s investments.

•                     Management monitors relative value among bonds and loans and will shift allocations when it is deemed advantageous. The Fund has not significantly shifted allocations since the previous report. Given an expectation of an increasing default environment, the Fund has remained more heavily weighted in secured loans, which management believes may fare better.

•                     Because it is weighted heavily towards floating-rate investments, the Fund’s distribution rate is directly affected by changes in interest rates. In order to mitigate the negative impact of a potential decline in interest rates, the Fund purchased interest rate floor contracts last year representing approximately 50% of the Fund’s unhedged floating-rate exposure. Under these contracts, the Fund swaps a floating-rate in exchange for a fixed-rate when interest rates reach certain predetermined levels. As the Fed has aggressively reduced rates, the swaps have produced the intended effect of generating income to partially offset the decline in interest rates.

•                     Energy and paper bonds were among the Fund’s better high-yield performers. Exploration and production companies benefited from the continuing surge in oil prices during the period. Selected retail bonds fared well later in the period. Unlike many “big box” retailers that have been negatively impacted by a weak economy, some specialty retailers have enjoyed relatively stable earnings. Performance was also helped by an underweighting in the troubled auto sector, and by short maturities in the Fund’s limited auto holdings. The Fund’s gaming sector bonds were laggard performers, as investors feared the consequences of a pullback in leisure and travel expenditures.

•                     At April 30, 2008, the Fund had leverage in the amount of approximately 42.9% of the Fund’s total assets. The Fund employs leverage though the issuance of Auction Preferred Shares (“APS”) and participation in a line of credit.(2) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s APS and borrowings rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Fund’s APS and borrowings may be offset by increased/decreased income from the Fund’s senior loan investments.

•                     As has been widely reported since mid-February 2008, the normal functioning of the auction market in the U.S. for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Fund has, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS shares remain outstanding, and the dividend rate reverts to the specified maximum payable rate.

•                     As of May 2, 2008, the Fund redeemed two-thirds of its outstanding APS, representing 2,167 shares and $54,175,000 in liquidation preferences, through debt financing. The Fund was not required to sell portfolio holdings, and the cost to the Fund of the new debt leverage is expected, over time, to be lower than the total cost of the APS based on the maximum applicable dividend rates that apply when auctions do not clear.

(1)  The Fund’s market yield is calculated by dividing the last distribution paid per common share of the annual period by the share price at the end of the annual period and annualizing the result. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

(2)  In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Fund information provided in the report may not be representative of current or future investments and may change due to active management.

Eaton Vance Credit Opportunities Fund as of April 30, 2008

FUND PERFORMANCE

Fund Performance(1) New York Stock Exchange Symbol	EOE
Average Annual Total Return (by share price, NYSE)
One Year	-23.42%
Life of Fund (5/31/06)	-4.73

Average Annual Total Return (at net asset value)
One Year	-13.57%
Life of Fund (5/31/06)	-2.49

(1)  Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its debt financing.

Portfolio Composition

Top Ten Holdings(2)

By total investments

Red Football Ltd.	1.5%
Black Lion Beverages III B.V.	1.4
Univision Communications, Inc.	1.3
RadNet Management, Inc.	1.1
ProSiebenSat.1 Media AG	1.1
Xsys, Inc.	1.0
Carmike Cinemas, Inc.	1.0
Primary Natural Resource, Inc.	1.0
Bally Technologies, Inc.	1.0
Virgin Media Investment Holdings Limited	1.0

(2)  Top Ten Holdings reflect the Fund’s total investments as of 4/30/08. Holdings are shown as a percentage of the Fund’s total investments.

Top Five Industries(3)

By total investments

Healthcare	8.0%
Leisure Goods/Activities/Movies	7.0
Publishing	6.5
Business Equipment and Services	5.2
Building and Development	4.3

(3)  As a percentage of the Fund’s total investments as of 4/30/08.

Credit Quality Ratings for
Total Loan investments(4)

By total loan investments

Ba	15.6%
B	39.5
Caa	18.9
Non-Rated(5)	26.0

(4)  Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Fund’s total loan investments as of 4/30/08.

(5)  Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 134.1%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 2.5%
	Avio Holding Spa
EUR	700,000	Term Loan, 9.02%, Maturing June 13, 2015	$940,886
	DAE Aviation Holdings, Inc.
	100,532	Term Loan, 6.52%, Maturing July 31, 2014	98,930
	99,857	Term Loan, 6.65%, Maturing July 31, 2014	98,265
	Evergreen International Aviation
	662,681	Term Loan, 7.75%, Maturing October 31, 2011	589,786
	Wesco Aircraft Hardware Corp.
	1,000,000	Term Loan, 8.45%, Maturing September 29, 2014	977,500
			$2,705,367
	Air Transport — 1.0%
	Delta Air Lines, Inc.
	272,938	Term Loan, 6.15%, Maturing April 30, 2014	$218,350
	Northwest Airlines, Inc.
	990,000	DIP Loan, 4.72%, Maturing August 21, 2008	862,785
			$1,081,135
	Automotive — 6.3%
	Adesa, Inc.
	992,500	Term Loan, 4.95%, Maturing October 18, 2013	$943,495
	Allison Transmission, Inc.
	696,500	Term Loan, 5.57%, Maturing September 30, 2014	654,648
	AxleTech International Holding, Inc.
	909,091	Term Loan, 9.19%, Maturing April 21, 2013	840,909
	Chrysler Financial
	997,494	Term Loan, 6.80%, Maturing August 1, 2014	910,352
	Dayco Products, LLC
	1,000,000	Term Loan, 11.30%, Maturing December 31, 2011	530,000
	Delphi Corp.
	500,000	DIP Loan, 6.88%, Maturing July 1, 2008	503,214
	Ford Motor Co.
	395,000	Term Loan, 5.80%, Maturing December 15, 2013	363,955
	HLI Operating Co., Inc.
EUR	21,818	Term Loan, 4.26%, Maturing May 30, 2014	29,553
EUR	378,182	Term Loan, 7.39%, Maturing May 30, 2014	512,248
	Keystone Automotive Operations, Inc.
	191,636	Term Loan, 6.30%, Maturing January 12, 2012	154,267
	TriMas Corp.
	281,250	Term Loan, 5.39%, Maturing August 2, 2011	260,156
	1,200,469	Term Loan, 5.16%, Maturing August 2, 2013	1,110,434
			$6,813,231

	Principal Amount*	Borrower/Tranche Description	Value
	Beverage and Tobacco — 1.7%
	Culligan International Co.
EUR	1,000,000	Term Loan, 9.12%, Maturing May 31, 2013	$832,941
	494,997	Term Loan, 5.03%, Maturing November 24, 2014	367,535
	Liberator Midco Ltd.
GBP	357,992	Term Loan, 13.95%, Maturing October 27, 2016	661,753
			$1,862,229
	Building and Development — 7.3%
	Building Materials Corp. of America
	1,833,694	Term Loan, 5.69%, Maturing February 22, 2014	$1,543,360
	Hovstone Holdings, LLC
	441,176	Term Loan, 7.27%, Maturing February 28, 2009	370,235
	LNR Property Corp.
	880,000	Term Loan, 6.36%, Maturing July 3, 2011	736,725
	Metroflag BP, LLC
	1,000,000	Term Loan, 11.80%, Maturing June 6, 2009	825,000
	Panolam Industries Holdings, Inc.
	1,350,698	Term Loan, 5.44%, Maturing September 30, 2012	1,121,079
	PLY GEM Industries, Inc.
	429,453	Term Loan, 5.45%, Maturing August 15, 2011	370,097
	13,432	Term Loan, 5.45%, Maturing August 15, 2011	11,576
	Re/Max International, Inc.
	495,179	Term Loan, 10.23%, Maturing December 17, 2012	428,329
	Realogy Corp.
	586,477	Term Loan, 5.72%, Maturing September 1, 2014	503,362
	157,898	Term Loan, 6.14%, Maturing September 1, 2014	135,521
	Shea Capital I, LLC
	501,592	Term Loan, 4.87%, Maturing October 27, 2011	398,766
	TRU 2005 RE Holding Co.
	1,000,000	Term Loan, 5.71%, Maturing December 9, 2008	925,000
	United Subcontractors, Inc.
	1,000,000	Term Loan, 12.21%, Maturing June 27, 2013(2)	500,000
			$7,869,050
	Business Equipment and Services — 6.9%
	Affinion Group, Inc.
	839,744	Term Loan, 5.56%, Maturing October 17, 2012	$793,558
	Intergraph Corp.
	1,500,000	Term Loan, 9.09%, Maturing November 29, 2014	1,404,375
	Language Line, Inc.
	487,890	Term Loan, 5.95%, Maturing June 11, 2011	452,518
	Mitchell International, Inc.
	1,000,000	Term Loan, 7.94%, Maturing March 28, 2015	955,000

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
N.E.W. Holdings I, LLC
	981,955	Term Loan, 5.43%, Maturing May 22, 2014	$843,254
Quintiles Transnational Corp.
	1,000,000	Term Loan, 6.70%, Maturing March 31, 2014	955,000
Sabre, Inc.
	1,000,000	Term Loan, 4.88%, Maturing September 30, 2014	848,813
Sitel (Client Logic)
	243,365	Term Loan, 5.14%, Maturing January 29, 2014	176,440
TDS Investor Corp.
	89,222	Term Loan, 4.95%, Maturing August 23, 2013	82,463
	444,663	Term Loan, 5.11%, Maturing August 23, 2013	410,980
West Corp.
	567,827	Term Loan, 5.28%, Maturing October 24, 2013	520,468
			$7,442,869
Cable and Satellite Television — 6.4%
Atlantic Broadband Finance, LLC
	740,636	Term Loan, 4.95%, Maturing February 10, 2011	$691,384
Casema
EUR	1,000,000	Term Loan, 8.64%, Maturing May 14, 2016	1,471,270
Cequel Communications, LLC
	1,243,029	Term Loan, 9.24%, Maturing May 5, 2014	991,937
NTL Investment Holdings, Ltd.
GBP	1,000,000	Term Loan, 8.27%, Maturing March 30, 2013	1,786,456
ProSiebenSat.1 Media AG
EUR	500,000	Term Loan, 6.77%, Maturing March 2, 2015	559,836
EUR	500,000	Term Loan, 7.02%, Maturing March 2, 2016	559,836
EUR	500,000	Term Loan, 8.15%, Maturing September 2, 2016	430,742
EUR	507,516	Term Loan, 7.90%, Maturing March 2, 2017	423,389
			$6,914,850
Chemicals and Plastics — 4.6%
AZ Chem US, Inc.
	500,000	Term Loan, 8.59%, Maturing February 28, 2014	$300,000
Brenntag Holding GmbH and Co. KG
	2,000,000	Term Loan, 7.79%, Maturing December 23, 2015	1,705,000
First Chemical Holding
EUR	500,000	Term Loan, 6.81%, Maturing December 18, 2014(3)	684,711
EUR	500,000	Term Loan, 7.31%, Maturing December 18, 2015(3)	687,955
Foamex International, Inc.
	750,000	Term Loan, 7.47%, Maturing February 12, 2014	603,750
Millenium Inorganic Chemicals
	1,000,000	Term Loan, 8.45%, Maturing October 31, 2014	765,000

	Principal Amount*	Borrower/Tranche Description	Value
	Chemicals and Plastics (continued)
	Momentive Performance Material
	293,088	Term Loan, 5.13%, Maturing December 4, 2013	$273,932
			$5,020,348
	Clothing / Textiles — 0.9%
	Hanesbrands, Inc.
	1,000,000	Term Loan, 6.66%, Maturing March 5, 2014	$993,750
			$993,750
	Conglomerates — 2.5%
	Doncasters (Dunde HoldCo 4 Ltd.)
GBP	500,000	Term Loan, 10.04%, Maturing January 13, 2016	$816,977
	Jarden Corp.
	992,500	Term Loan, 5.20%, Maturing January 24, 2012	973,004
	RGIS Holdings, LLC
	16,542	Term Loan, 5.20%, Maturing April 30, 2014	14,340
	330,833	Term Loan, 5.30%, Maturing April 30, 2014	286,791
	US Investigations Services, Inc.
	447,744	Term Loan, 5.60%, Maturing February 21, 2015	406,328
	Vertrue, Inc.
	199,000	Term Loan, 5.70%, Maturing August 16, 2014	180,095
			$2,677,535
	Containers and Glass Products — 2.2%
	Consolidated Container Co.
	1,000,000	Term Loan, 8.55%, Maturing September 28, 2014	$526,250
	Graphic Packaging International, Inc.
	1,000,000	Term Loan, 5.48%, Maturing May 16, 2014	967,083
	Kranson Industries, Inc.
	686,937	Term Loan, 4.92%, Maturing July 31, 2013	638,852
	Tegrant Holding Corp.
	500,000	Term Loan, 8.18%, Maturing March 8, 2015	251,250
			$2,383,435
	Cosmetics / Toiletries — 1.0%
	American Safety Razor Co.
	1,000,000	Term Loan, 9.03%, Maturing July 31, 2014	$890,000
	KIK Custom Products, Inc.
	500,000	Term Loan, 7.92%, Maturing November 30, 2014	185,000
			$1,075,000

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Drugs — 1.6%
	Graceway Pharmaceuticals, LLC
	1,000,000	Term Loan, 9.20%, Maturing May 3, 2013	$812,500
	1,000,000	Term Loan, 10.95%, Maturing November 3, 2013	785,000
	Pharmaceutical Holdings Corp.
	140,826	Term Loan, 6.14%, Maturing January 30, 2012	133,785
			$1,731,285
	Ecological Services and Equipment — 2.0%
	Cory Environmental Holdings
GBP	500,000	Term Loan, 9.74%, Maturing September 30, 2014	$873,225
	Kemble Water Structure Ltd.
GBP	500,000	Term Loan, 9.74%, Maturing October 13, 2013	906,102
	Synagro Technologies, Inc.
	500,000	Term Loan, 7.82%, Maturing October 2, 2014	357,500
			$2,136,827
	Electronics / Electrical — 5.2%
	Aspect Software, Inc.
	1,000,000	Term Loan, 9.75%, Maturing July 11, 2013	$860,000
	Freescale Semiconductor, Inc.
	992,462	Term Loan, 4.46%, Maturing December 1, 2013	862,315
	Infor Enterprise Solutions Holdings
	267,479	Term Loan, 5.45%, Maturing July 28, 2012	214,652
	652,177	Term Loan, 6.45%, Maturing July 28, 2012	542,122
	340,266	Term Loan, 6.45%, Maturing July 28, 2012	282,846
	366,667	Term Loan, 8.95%, Maturing March 2, 2014	221,833
	633,333	Term Loan, 8.95%, Maturing March 2, 2014	412,722
	Spectrum Brands, Inc.
	47,103	Term Loan, 6.71%, Maturing March 30, 2013	43,158
	1,425,840	Term Loan, 6.89%, Maturing March 30, 2013	1,306,425
	Vertafore, Inc.
	1,000,000	Term Loan, 8.84%, Maturing January 31, 2012	875,000
			$5,621,073
	Farming / Agriculture — 1.7%
	BF Bolthouse HoldCo, LLC
	1,000,000	Term Loan, 8.20%, Maturing December 16, 2013	$930,000
	Central Garden & Pet Co.
	994,924	Term Loan, 4.31%, Maturing February 28, 2014	874,704
			$1,804,704

Principal Amount*		Borrower/Tranche Description	Value
Financial Intermediaries — 1.7%
Citco III, Ltd.
	500,000	Term Loan, 6.72%, Maturing June 30, 2014	$448,750
E.A. Viner International Co.
	757,350	Term Loan, 5.70%, Maturing July 31, 2013	719,483
Nuveen Investments, Inc.
	350,000	Term Loan, 5.87%, Maturing November 2, 2014	334,305
RJO Holdings Corp. (RJ O'Brien)
	497,500	Term Loan, 5.90%, Maturing July 31, 2014	335,813
			$1,838,351
Food Products — 6.3%
Acosta, Inc.
	982,500	Term Loan, 5.12%, Maturing July 28, 2013	$937,059
Black Lion Beverages III B.V.
EUR	2,000,000	Term Loan, 8.92%, Maturing January 24, 2016	2,683,706
Foodvest Limited
GBP	499,957	Term Loan, 9.88%, Maturing September 16, 2015	828,460
Pinnacle Foods Finance, LLC
	992,500	Term Loan, 5.44%, Maturing April 2, 2014	928,401
Provimi Group SA
EUR	46,773	Term Loan, 8.61%, Maturing June 28, 2015(3)	59,714
	282,126	Term Loan, 6.97%, Maturing December 28, 2016(3)	231,343
EUR	697,446	Term Loan, 8.61%, Maturing December 28, 2016(3)	890,399
Ruby Acquisitions Ltd.
EUR	214,286	Term Loan, 9.81%, Maturing July 5, 2015	297,757
			$6,856,839
Food Service — 2.7%
Aramark Corp.
	8	Term Loan, 4.57%, Maturing January 26, 2014	$8
Buffets, Inc.
	346,334	DIP Loan, 11.25%, Maturing January 22, 2009	347,200
OSI Restaurant Partners, LLC
	71,087	Term Loan, 5.10%, Maturing May 9, 2013	62,053
	893,369	Term Loan, 5.00%, Maturing May 9, 2014	779,837
QCE Finance, LLC
	1,000,000	Term Loan, 8.45%, Maturing November 5, 2013	808,333
Selecta
EUR	741,246	Term Loan, 8.77%, Maturing December 28, 2015	960,743
			$2,958,174
Food / Drug Retailers — 0.2%
General Nutrition Centers, Inc.
	247,500	Term Loan, 4.95%, Maturing September 16, 2013	$220,120
			$220,120

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Forest Products — 0.3%
Newpage Corp.
	324,188	Term Loan, 6.31%, Maturing December 5, 2014	$322,747
			$322,747
Healthcare — 11.5%
Biomet, Inc.
	621,875	Term Loan, 5.70%, Maturing December 26, 2014	$611,122
Capio AB
EUR	248,184	Term Loan, 8.84%, Maturing October 24, 2016	345,343
EUR	751,816	Term Loan, 8.84%, Maturing October 24, 2016	1,046,137
Carestream Health, Inc.
	1,000,000	Term Loan, 8.13%, Maturing October 30, 2013	710,000
CB Diagnostics AB
EUR	518,519	Term Loan, 7.89%, Maturing September 9, 2015	708,390
EUR	481,481	Term Loan, 7.89%, Maturing September 9, 2016	657,790
Concentra, Inc.
	1,000,000	Term Loan, 8.20%, Maturing June 25, 2015	670,000
Dako EQT Project Delphi
	750,000	Term Loan, 6.44%, Maturing December 12, 2016	606,450
Emdeon Business Services, LLC
	1,000,000	Term Loan, 4.70%, Maturing May 16, 2014	930,000
Fenwal, Inc.
	750,000	Term Loan, 8.34%, Maturing August 28, 2014	555,000
HealthSouth Corp.
	417,672	Term Loan, 5.23%, Maturing March 10, 2013	397,441
IM US Holdings, LLC
	500,000	Term Loan, 6.92%, Maturing June 26, 2015	451,250
Leiner Health Products, Inc.
	74,599	Term Loan, 0.00%, Maturing September 10, 2008(3)	73,480
	152,668	Term Loan, 0.00%, Maturing September 10, 2008(3)	150,378
	1,992,261	Term Loan, 8.75%, Maturing May 27, 2011(9)	904,487
Physiotherapy Associates, Inc.
	500,000	Term Loan, 11.41%, Maturing June 27, 2014	460,000
RadNet Management, Inc.
	2,000,000	Term Loan, 11.95%, Maturing November 15, 2013	1,990,000
ReAble Therapeutics Finance, LLC
	379,106	Term Loan, 4.70%, Maturing November 16, 2013	358,018
Viant Holdings, Inc.
	993,744	Term Loan, 4.95%, Maturing June 25, 2014	844,682
			$12,469,968

Principal Amount*	Borrower/Tranche Description	Value
Home Furnishings — 2.4%
Hunter Fan Co.
500,000	Term Loan, 9.82%, Maturing April 16, 2014	$361,000
National Bedding Co., LLC
1,500,000	Term Loan, 7.70%, Maturing August 31, 2012	1,065,000
Oreck Corp.
987,245	Term Loan, 7.66%, Maturing February 2, 2012(2)	460,056
Simmons Co.
1,000,000	Term Loan, 8.20%, Maturing February 15, 2012	655,000
		$2,541,056
Industrial Equipment — 4.1%
CEVA Group PLC U.S.
105,263	Term Loan, 5.70%, Maturing January 4, 2014	$95,526
888,026	Term Loan, 5.72%, Maturing November 4, 2013	814,764
EPD Holdings (Goodyear Engineering Products)
1,000,000	Term Loan, 8.65%, Maturing July 13, 2015	640,000
Generac Acquisition Corp.
1,000,000	Term Loan, 8.68%, Maturing April 7, 2014	703,000
John Maneely Co.
896,060	Term Loan, 6.03%, Maturing December 8, 2013	809,334
Sequa Corp.
498,750	Term Loan, 5.95%, Maturing November 30, 2014	478,800
TFS Acquisition Corp.
985,000	Term Loan, 6.20%, Maturing August 11, 2013	916,050
		$4,457,474
Insurance — 1.8%
Alliant Holdings I, Inc.
223,875	Term Loan, 5.70%, Maturing August 21, 2014	$210,443
AmWINS Group, Inc.
500,000	Term Loan, 8.23%, Maturing June 8, 2014	268,750
CCC Information Services Group, Inc.
827,037	Term Loan, 4.91%, Maturing February 10, 2013	802,226
U.S.I. Holdings Corp.
695,994	Term Loan, 5.45%, Maturing May 4, 2014	654,234
		$1,935,653
Leisure Goods / Activities / Movies — 10.5%
AMF Bowling Worldwide, Inc.
1,000,000	Term Loan, 9.24%, Maturing December 8, 2013	$775,000
Bombardier Recreational Products
911,392	Term Loan, 5.32%, Maturing June 28, 2013	809,620

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	Butterfly Wendel US, Inc.
	246,396	Term Loan, 7.65%, Maturing June 22, 2013	$218,882
	246,396	Term Loan, 7.40%, Maturing June 22, 2014	218,471
	Carmike Cinemas, Inc.
	1,959,698	Term Loan, 6.60%, Maturing May 19, 2012	1,861,713
	Deluxe Entertainment Services
	500,000	Term Loan, 8.70%, Maturing November 11, 2013	320,000
	HEI Acquisition, LLC
	2,050,000	Term Loan, 6.91%, Maturing April 13, 2014	1,742,500
	Red Football Ltd.
GBP	1,500,000	Term Loan, 11.00%, Maturing August 16, 2016	2,740,586
	Revolution Studios Distribution Co., LLC
	410,287	Term Loan, 6.62%, Maturing December 21, 2014	379,515
	1,000,000	Term Loan, 9.87%, Maturing June 21, 2015	770,000
	Southwest Sports Group, LLC
	1,000,000	Term Loan, 5.44%, Maturing December 22, 2010	880,000
	Zuffa, LLC
	994,987	Term Loan, 4.88%, Maturing June 20, 2016	671,617
			$11,387,904
	Lodging and Casinos — 3.9%
	Bally Technologies, Inc.
	1,859,910	Term Loan, 7.36%, Maturing September 5, 2009	$1,828,524
	Gala Electric Casinos, Ltd.
GBP	951,888	Term Loan, 8.51%, Maturing December 12, 2014	1,726,698
	Herbst Gaming, Inc.
	992,462	Term Loan, 9.85%, Maturing December 2, 2011	710,231
			$4,265,453
	Nonferrous Metals / Minerals — 2.6%
	Euramax International, Inc.
	1,000,000	Term Loan, 10.98%, Maturing June 28, 2013	$701,250
	Magnum Coal Co.
	90,909	Term Loan, 9.75%, Maturing March 15, 2013	90,341
	527,273	Term Loan, 9.75%, Maturing March 15, 2013	523,977
	Murray Energy Corp.
	1,054,240	Term Loan, 17.40%, Maturing August 9, 2011	975,172
	Thompson Creek Metals Co.
	516,451	Term Loan, 7.48%, Maturing October 26, 2012	511,286
			$2,802,026

	Principal Amount*	Borrower/Tranche Description	Value
	Oil and Gas — 3.1%
	Concho Resources, Inc.
	557,000	Term Loan, 7.15%, Maturing March 27, 2012	$553,519
	Dresser, Inc.
	1,000,000	Term Loan, 8.82%, Maturing May 4, 2015	927,500
	Primary Natural Resources, Inc.
	1,960,000	Term Loan, 5.00%, Maturing July 28, 2010	1,859,256
			$3,340,275
	Publishing — 9.8%
	American Media Operations, Inc.
	1,500,000	Term Loan, 7.25%, Maturing January 31, 2013	$1,374,375
	Hanley-Wood, LLC
	995,000	Term Loan, 4.95%, Maturing March 8, 2014	752,469
	Laureate Education, Inc.
	51,114	Term Loan, 0.00%, Maturing August 17, 2014(3)	47,332
	343,292	Term Loan, 5.97%, Maturing August 17, 2014	317,888
	Local Insight Regatta Holdings, Inc.
	500,000	Term Loan, 7.75%, Maturing April 23, 2015	461,563
	Mediannuaire Holding
EUR	500,000	Term Loan, 8.61%, Maturing April 10, 2016	638,573
	Merrill Communications, LLC
	1,000,000	Term Loan, 9.52%, Maturing November 15, 2013	842,500
	Nielsen Finance, LLC
	985,004	Term Loan, 5.10%, Maturing August 9, 2013	934,112
	Philadelphia Newspapers, LLC
	946,510	Term Loan, 6.60%, Maturing June 29, 2013	809,266
	Reader's Digest Association, Inc. (The)
	742,505	Term Loan, 4.94%, Maturing March 2, 2014	625,189
	Star Tribune Co. (The)
	247,500	Term Loan, 4.95%, Maturing March 5, 2014	133,155
	750,000	Term Loan, 8.70%, Maturing March 5, 2014	118,750
	TL Acquisitions, Inc.
	447,750	Term Loan, 5.34%, Maturing July 5, 2014	416,221
	Tribune Co.
	420,000	Term Loan, 5.48%, Maturing May 17, 2009	400,575
	1,042,125	Term Loan, 5.54%, Maturing May 17, 2014	775,080
	Xsys, Inc.
EUR	1,500,000	Term Loan, 9.11%, Maturing September 27, 2015	1,938,341
			$10,585,389
	Radio and Television — 5.4%
	CMP Susquehanna Corp.
	1,000,000	Term Loan, 4.91%, Maturing May 5, 2011(3)	$795,000
	Live Nation Worldwide, Inc.
	824,326	Term Loan, 5.45%, Maturing December 21, 2013	758,380

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	NEP II, Inc.
	148,499	Term Loan, 4.95%, Maturing February 16, 2014	$134,825
	Tyrol Acquisition 2 SAS
EUR	750,000	Term Loan, 7.64%, Maturing July 19, 2016	886,703
	Univision Communications, Inc.
	1,000,000	Term Loan, 5.36%, Maturing March 29, 2009	961,667
	1,650,000	Term Loan, 5.15%, Maturing September 29, 2014	1,393,735
	Young Broadcasting, Inc.
	994,885	Term Loan, 5.36%, Maturing November 3, 2012	899,127
			$5,829,437
	Retailers (Except Food and Drug) — 1.9%
	Educate, Inc.
	500,000	Term Loan, 7.95%, Maturing June 14, 2014	$412,500
	Orbitz Worldwide, Inc.
	268,650	Term Loan, 5.79%, Maturing July 25, 2014	231,039
	Oriental Trading Co., Inc.
	750,000	Term Loan, 8.87%, Maturing January 31, 2013	562,500
	Savers, Inc.
	450,000	Term Loan, 5.48%, Maturing August 11, 2012	423,000
	491,028	Term Loan, 5.49%, Maturing August 11, 2012	461,566
			$2,090,605
	Steel — 1.2%
	Niagara Corp.
	1,491,237	Term Loan, 7.86%, Maturing June 29, 2014	$1,237,727
			$1,237,727
	Surface Transport — 2.9%
	Gainey Corp.
	1,394,731	Term Loan, 9.82%, Maturing April 20, 2012	$672,958
	Ozburn-Hessey Holding Co., LLC
	975,227	Term Loan, 6.16%, Maturing August 9, 2012	887,456
	Swift Transportation Co., Inc.
	500,000	Term Loan, 6.15%, Maturing May 10, 2012	355,000
	1,640,698	Term Loan, 6.50%, Maturing May 10, 2014	1,222,661
			$3,138,075
	Telecommunications — 4.3%
	Asurion Corp.
	750,000	Term Loan, 9.39%, Maturing January 13, 2013	$674,063
	BCM Luxembourg, Ltd.
EUR	1,000,000	Term Loan, 8.98%, Maturing March 31, 2016	1,426,510
	FairPoint Communications, Inc.
	500,000	Term Loan, 5.63%, Maturing March 31, 2015	443,854

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Intelsat Bermuda, Ltd.
	250,000	Term Loan, 5.20%, Maturing February 1, 2014	$249,813
	IPC Systems, Inc.
	1,000,000	Term Loan, 7.95%, Maturing May 31, 2015	701,667
	Palm, Inc.
	995,000	Term Loan, 6.39%, Maturing April 24, 2014	723,863
	Trilogy International Partners
	500,000	Term Loan, 6.20%, Maturing June 29, 2012	427,500
			$4,647,270
	Utilities — 3.7%
	AEI Finance Holding, LLC
	116,022	Revolving Loan, 5.70%, Maturing March 30, 2012	$102,680
	855,602	Term Loan, 5.69%, Maturing March 30, 2014	757,208
	Astoria Generating Co.
	1,000,000	Term Loan, 6.35%, Maturing August 23, 2013	925,000
	BRSP, LLC
	934,302	Term Loan, 7.91%, Maturing July 13, 2009	868,901
	Electricinvest Holding Co.
EUR	297,885	Term Loan, 8.50%, Maturing October 24, 2012	408,897
GBP	300,000	Term Loan, 9.63%, Maturing October 24, 2012	523,360
	TXU Texas Competitive Electric Holdings Co., LLC
	199,000	Term Loan, 6.58%, Maturing October 10, 2014	190,916
	199,000	Term Loan, 6.58%, Maturing October 10, 2014	190,779
			$3,967,741
Total Senior Floating-Rate Interests (identified cost $166,590,809)			$145,024,972
	Corporate Bonds & Notes — 30.9%
	Principal Amount (000's omitted)	Security	Value
	Aerospace and Defense — 0.2%
	Alion Science and Technologies, Corp.
	$60	10.25%, 2/1/15	$38,475
Bombardier, Inc.
	65	8.00%, 11/15/14(4)	69,550
	Hawker Beechcraft Acquisition
	60	9.75%, 4/1/17	63,600
	Vought Aircraft Industries, Inc., Sr. Notes
	30	8.00%, 7/15/11	28,650
			$200,275

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Automotive — 1.6%
Allison Transmission, Inc.
$90	11.00%, 11/1/15(4)	$88,875
Altra Industrial Motion, Inc.
1,050	9.00%, 12/1/11	1,044,750
American Axle & Manufacturing, Inc.
60	7.875%, 3/1/17	54,000
Tenneco Automotive, Inc., Series B
515	10.25%, 7/15/13	547,187
Tenneco, Inc., Sr. Notes
40	8.125%, 11/15/15(4)	41,200
		$1,776,012
Broadcast Radio and Television — 0.0%
Warner Music Group, Sr. Sub. Notes
$60	7.375%, 4/15/14	$50,100
		$50,100
Brokers / Dealers / Investment Houses — 0.1%
Nuveen Investments, Inc.
$20	5.00%, 9/15/10	$17,650
Nuveen Investments, Inc., Sr. Notes
125	10.50%, 11/15/15(4)	120,937
		$138,587
Building and Development — 0.2%
Interline Brands, Inc., Sr. Sub. Notes
$50	8.125%, 6/15/14	$48,875
Nortek, Inc., Sr. Sub. Notes
25	8.50%, 9/1/14	18,437
Panolam Industries International, Sr. Sub. Notes
175	10.75%, 10/1/13	140,875
		$208,187
Business Equipment and Services — 2.0%
Affinion Group, Inc.
$35	11.50%, 10/15/15	$34,519
Ceridian Corp., Sr. Notes
240	11.25%, 11/15/15(4)	226,500
Education Management, LLC, Sr. Notes
80	8.75%, 6/1/14	71,600
Education Management, LLC, Sr. Sub. Notes
1,085	10.25%, 6/1/16	916,825

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
KAR Holdings, Inc., Sr. Notes
$15	8.75%, 5/1/14	$14,475
KAR Holdings, Inc., Sr. Sub. Notes, Variable Rate
55	7.239%, 5/1/14	49,981
MediMedia USA, Inc., Sr. Sub. Notes
100	11.375%, 11/15/14(4)	102,500
Neff Corp., Sr. Notes
30	10.00%, 6/1/15	14,850
Rental Service Corp.
165	9.50%, 12/1/14	148,500
SunGard Data Systems, Inc.
20	9.125%, 8/15/13	21,000
Travelport, LLC
220	9.875%, 9/1/14	213,675
45	11.875%, 9/1/16	41,400
United Rentals North America, Inc.
15	6.50%, 2/15/12	14,137
West Corp.
270	9.50%, 10/15/14	259,200
		$2,129,162
Cable and Satellite Television — 0.8%
Cablevision Systems Corp., Sr. Notes, Series B
$50	8.00%, 4/15/12	$50,000
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
700	8.75%, 11/15/13	647,500
Charter Communications, Inc., Sr. Notes
95	10.875%, 9/15/14(4)	100,937
Mediacom Broadband Group Corp., LLC, Sr. Notes
100	8.50%, 10/15/15	92,500
National Cable PLC
20	8.75%, 4/15/14	19,450
		$910,387
Chemicals and Plastics — 0.7%
Berry Plastics Corp., Variable Rate
$500	7.568%, 2/15/15(4)	$485,000
INEOS Group Holdings PLC
110	8.50%, 2/15/16(4)	89,650
Reichhold Industries, Inc., Sr. Notes
225	9.00%, 8/15/14(4)	226,125
		$800,775

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Clothing / Textiles — 1.2%
Levi Strauss & Co., Sr. Notes
$200	9.75%, 1/15/15	$210,000
40	8.875%, 4/1/16	40,900
Oxford Industries, Inc., Sr. Notes
1,030	8.875%, 6/1/11	986,225
Perry Ellis International, Inc., Sr. Sub. Notes
85	8.875%, 9/15/13	81,175
		$1,318,300
Conglomerates — 0.1%
RBS Global & Rexnord Corp.
$75	9.50%, 8/1/14	$75,375
70	11.75%, 8/1/16	67,550
		$142,925
Containers and Glass Products — 1.2%
Intertape Polymer US, Inc., Sr. Sub. Notes
$20	8.50%, 8/1/14	$17,200
Pliant Corp. (PIK)
1,307	11.85%, 6/15/09	1,255,101
		$1,272,301
Cosmetics / Toiletries — 0.2%
Amscan Holdings, Inc., Sr. Sub. Notes
$225	8.75%, 5/1/14	$204,750
		$204,750
Ecological Services and Equipment — 0.0%
Waste Services, Inc., Sr. Sub. Notes
$25	9.50%, 4/15/14	$24,625
		$24,625
Electronics / Electrical — 0.6%
Advanced Micro Devices, Inc., Sr. Notes
$275	7.75%, 11/1/12	$224,812
Amkor Technologies, Inc., Sr. Notes
190	7.75%, 5/15/13	182,637
Avago Technologies Finance
65	10.125%, 12/1/13	69,550
110	11.875%, 12/1/15	118,800
NXP BV/NXP Funding, LLC, Variable Rate
62	7.875%, 10/15/14	61,535
		$657,334

Principal Amount (000's omitted)	Security	Value
Equipment Leasing — 0.2%
Hertz Corp.
$155	10.50%, 1/1/16	$156,744
		$156,744
Financial Intermediaries — 0.5%
E*Trade Financial Corp.
$125	7.875%, 12/1/15	$101,250
Ford Motor Credit Co., Sr. Notes
30	5.80%, 1/12/09	29,339
40	7.875%, 6/15/10	38,091
10	9.875%, 8/10/11	9,683
120	12.00%, 5/15/15	123,357
General Motors Acceptance Corp.
30	6.375%, 5/1/08	30,000
112	7.75%, 1/19/10	103,093
45	7.25%, 3/2/11	38,197
General Motors Acceptance Corp., Variable Rate
75	4.315%, 5/15/09	68,444
		$541,454
Food Products — 0.3%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$10	11.50%, (0.00% until 2008), 11/1/11	$9,250
Dole Foods Co., Sr. Notes
300	8.625%, 5/1/09	291,750
		$301,000
Food Service — 0.9%
El Pollo Loco, Inc.
$55	11.75%, 11/15/13	$53,625
NPC International, Inc., Sr. Sub. Notes
960	9.50%, 5/1/14	888,000
		$941,625
Food / Drug Retailers — 0.5%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
$180	7.199%, 3/15/14	$157,950
General Nutrition Center, Sr. Sub. Notes
165	10.75%, 3/15/15	144,787

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food / Drug Retailers (continued)
Rite Aid Corp.
$200	6.125%, 12/15/08(4)	$196,500
80	7.50%, 3/1/17	74,600
		$573,837
Forest Products — 0.6%
Jefferson Smurfit Corp., Sr. Notes
$75	8.25%, 10/1/12	$68,625
30	7.50%, 6/1/13	26,025
NewPage Corp.
100	10.00%, 5/1/12(4)	107,250
50	10.00%, 5/1/12	53,625
170	12.00%, 5/1/13	181,050
Rock-Tenn Co.
30	9.25%, 3/15/16(4)	31,650
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
225	8.00%, 3/15/17	191,250
		$659,475
Healthcare — 2.2%
Advanced Medical Optics, Inc., Sr. Sub. Notes
$35	7.50%, 5/1/17	$31,850
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
15	10.00%, 2/15/15	16,012
Bausch & Lomb, Inc., Sr. Notes
135	9.875%, 11/1/15(4)	144,112
Biomet, Inc.
210	11.625%, 10/15/17(4)	224,175
HCA, Inc.
150	8.75%, 9/1/10	154,875
14	7.875%, 2/1/11	14,245
90	9.125%, 11/15/14	95,625
145	9.25%, 11/15/16	156,237
MultiPlan Inc., Sr. Sub. Notes
1,035	10.375%, 4/15/16(4)	1,009,125
National Mentor Holdings, Inc.
145	11.25%, 7/1/14	149,350
US Oncology, Inc.
30	9.00%, 8/15/12	30,600
335	10.75%, 8/15/14	340,025
		$2,366,231

Principal Amount (000's omitted)	Security	Value
Industrial Equipment — 0.1%
ESCO Corp., Sr. Notes
$65	8.625%, 12/15/13(4)	$65,000
ESCO Corp., Sr. Notes, Variable Rate
65	6.675%, 12/15/13(4)	59,475
		$124,475
Insurance — 0.1%
Alliant Holdings I, Inc.
$70	11.00%, 5/1/15(4)	$57,750
		$57,750
Leisure Goods / Activities / Movies — 1.6%
AMC Entertainment, Inc.
$245	11.00%, 2/1/16	$245,000
Marquee Holdings, Inc., Sr. Disc. Notes
1,715	9.505%, 8/15/14	1,346,275
Universal City Florida Holdings, Sr. Notes, Variable Rate
100	7.989%, 5/1/10	99,375
		$1,690,650
Lodging and Casinos — 3.5%
Buffalo Thunder Development Authority
$220	9.375%, 12/15/14(4)	$150,700
CCM Merger, Inc.
95	8.00%, 8/1/13(4)	82,175
Fontainebleau Las Vegas Casino, LLC
310	10.25%, 6/15/15(4)	223,975
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
120	11.00%, 11/1/12(4)	108,600
Inn of the Mountain Gods, Sr. Notes
45	12.00%, 11/15/10	39,150
Majestic Star Casino, LLC
35	9.50%, 10/15/10	30,800
MGM Mirage, Inc.
105	7.50%, 6/1/16	95,550
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
110	7.125%, 8/15/14	94,875
1,095	6.875%, 2/15/15	933,487
Park Place Entertainment
315	7.875%, 3/15/10	297,675
Pinnacle Entertainment, Inc.
10	8.25%, 3/15/12	10,000

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Pinnacle Entertainment, Inc., Sr. Sub. Notes
$95	7.50%, 6/15/15(4)	$79,087
Pokagon Gaming Authority, Sr. Notes
56	10.375%, 6/15/14(4)	60,060
Seminole Hard Rock Entertainment, Variable Rate
80	5.30%, 3/15/14(4)	67,400
Station Casinos, Inc.
30	7.75%, 8/15/16	25,125
Station Casinos, Inc., Sr. Notes
120	6.00%, 4/1/12	101,850
Trump Entertainment Resorts, Inc.
1,550	8.50%, 6/1/15	1,003,625
Tunica-Biloxi Gaming Authority, Sr. Notes
160	9.00%, 11/15/15(4)	156,800
Turning Stone Resort Casinos, Sr. Notes
40	9.125%, 9/15/14(4)	39,600
Waterford Gaming, LLC, Sr. Notes
216	8.625%, 9/15/14(4)	209,520
		$3,810,054
Nonferrous Metals / Minerals — 0.4%
Aleris International, Inc., Sr. Notes
$155	9.00%, 12/15/14	$114,700
Aleris International, Inc., Sr. Sub. Notes
35	10.00%, 12/15/16	21,875
FMG Finance PTY, Ltd.
225	10.625%, 9/1/16(4)	257,063
FMG Finance PTY, Ltd., Variable Rate
90	7.076%, 9/1/11(4)	87,525
		$481,163
Oil and Gas — 5.3%
Allis-Chalmers Energy, Inc., Sr. Notes
$1,045	9.00%, 1/15/14	$1,013,650
Cimarex Energy Co., Sr. Notes
55	7.125%, 5/1/17	56,100
Clayton Williams Energy, Inc.
30	7.75%, 8/1/13	28,200
Compton Pet Finance Corp.
90	7.625%, 12/1/13	89,325
Denbury Resources, Inc., Sr. Sub. Notes
25	7.50%, 12/15/15	25,875
Forbes Energy Services, Sr. Notes
125	11.00%, 2/15/15(4)	125,625

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
OPTI Canada, Inc., Sr. Notes
$65	7.875%, 12/15/14	$66,463
75	8.25%, 12/15/14	77,813
Petrohawk Energy Corp., Sr. Notes
1,320	9.125%, 7/15/13	1,402,500
Petroleum Development Corp., Sr. Notes
65	12.00%, 2/15/18(4)	68,250
Petroplus Finance, Ltd.
1,020	7.00%, 5/1/17(4)	953,700
Plains Exploration & Production Co.
115	7.00%, 3/15/17	113,850
Quicksilver Resources, Inc.
115	7.125%, 4/1/16	114,425
SemGroup L.P., Sr. Notes
145	8.75%, 11/15/15(4)	138,113
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	29,550
Stewart & Stevenson, LLC, Sr. Notes
220	10.00%, 7/15/14	214,500
United Refining Co., Sr. Notes
1,185	10.50%, 8/15/12	1,161,300
		$5,679,239
Publishing — 1.4%
Dex Media West/Finance, Series B
$55	9.875%, 8/15/13	$51,975
Harland Clarke Holdings
85	9.50%, 5/15/15	69,063
Nielsen Finance, LLC
110	10.00%, 8/1/14	114,950
185	10.00%, 8/1/14(4)	193,325
75	12.50%, (0.00% until 2011), 8/1/16	54,375
R.H. Donnelley Corp.
1,360	8.875%, 10/15/17(4)	884,000
Reader's Digest Association, Inc., (The), Sr. Sub. Notes
270	9.00%, 2/15/17(4)	194,400
		$1,562,088
Rail Industries — 0.1%
American Railcar Industry, Sr. Notes
$80	7.50%, 3/1/14	$72,400
		$72,400

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Retailers (Except Food and Drug) — 2.8%
GameStop Corp.
$155	8.00%, 10/1/12	$165,850
Michaels Stores, Inc., Sr. Notes
82	10.00%, 11/1/14	79,950
Michaels Stores, Inc., Sr. Sub. Notes
130	11.375%, 11/1/16	117,325
Neiman Marcus Group, Inc.
635	9.00%, 10/15/15	663,575
1,140	10.375%, 10/15/15	1,202,700
Sally Holdings, LLC, Sr. Notes
220	10.50%, 11/15/16	220,000
Toys "R" Us
185	7.375%, 10/15/18	138,288
Yankee Acquisition Corp., Series B
342	8.50%, 2/15/15	290,700
125	9.75%, 2/15/17	100,938
		$2,979,326
Steel — 0.2%
RathGibson, Inc., Sr. Notes
$10	11.25%, 2/15/14	$9,775
Ryerson, Inc., Sr. Notes
20	12.00%, 11/1/15(4)	19,900
Ryerson, Inc., Sr. Notes, Variable Rate
15	10.614%, 11/1/14(4)	13,725
Steel Dynamics, Inc., Sr. Notes
140	7.375%, 11/1/12(4)	143,150
		$186,550
Surface Transport — 0.1%
CEVA Group, PLC, Sr. Notes
$135	10.00%, 9/1/14(4)	$139,725
		$139,725
Telecommunications — 0.4%
Digicel Group, Ltd., Sr. Notes
$110	9.25%, 9/1/12(4)	$111,650
Intelsat Bermuda, Ltd.
120	9.25%, 6/15/16	121,650
Windstream Corp., Sr. Notes
95	8.125%, 8/1/13	98,800
30	8.625%, 8/1/16	31,575

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
Windstream Regatta Holdings, Inc., Sr. Sub. Notes
$60	11.00%, 12/1/17(4)	$40,500
		$404,175
Utilities — 0.8%
AES Corp.
$35	8.00%, 10/15/17	$36,663
Dynegy Holdings, Inc., Sr. Notes
20	7.75%, 6/1/19	20,000
Edison Mission Energy, Sr. Notes
15	7.50%, 6/15/13	15,675
Energy Future Holdings, Sr. Notes
245	10.875%, 11/1/17(4)	262,150
NRG Energy, Inc.
50	7.25%, 2/1/14	51,500
165	7.375%, 1/15/17	170,363
NRG Energy, Inc., Sr. Notes
15	7.375%, 2/1/16	15,488
Reliant Energy, Inc., Sr. Notes
10	7.625%, 6/15/14	10,450
Texas Competitive Electric Holdings Co., LLC, Series A, Sr. Notes
165	10.25%, 11/1/15(4)	172,838
Texas Competitive Electric Holdings Co., LLC, Series B, Sr. Notes
135	10.25%, 11/1/15(4)	141,413
		$896,540
Total Corporate Bonds & Notes (identified cost $35,486,741)		$33,458,221
Preferred Stocks — 0.1%
Units	Security	Value
Lodging and Casinos — 0.1%
186	Fontainebleau Resorts LLC (PIK)(2)(5)	$145,942
Total Preferred Stocks (identified cost $186,150)		$145,942

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Miscellaneous — 0.0%
Shares	Security	Value
Cable and Satellite Television — 0.0%
290,298	Adelphia Recovery Trust(6)	$22,135
300,000	Adelphia, Inc. Escrow Certificate(6)	25,875
Total Miscellaneous (identified cost $299,250)		$48,010
Asset Backed Securities — 1.2%
Principal Amount (000's omitted)	Security	Value
$2,000	Comstock Funding, Ltd., Series 2006-1A, Class D, 9.61%, 5/30/20(4)(7)	$1,288,034
Total Asset Backed Securities (identified cost $1,440,000)		$1,288,034
Closed-End Investment Companies — 1.9%
Shares	Security	Value
11,377	BlackRock Floating Rate Income Strategies Fund II	$177,481
19,082	BlackRock Floating Rate Income Strategies Fund, Inc.	299,587
11,127	BlackRock Global Floating Rate Income Trust Fund	173,804
1,560	First Trust/Four Corners Senior Floating Rate Income Fund	22,573
794	First Trust/Four Corners Senior Floating Rate Income Fund II	11,878
8,391	ING Prime Rate Trust	49,843
5,511	LMP Corporate Loan Fund, Inc.	61,833
24,401	Nuveen Floating Rate Income Fund	277,683
4,535	Nuveen Floating Rate Income Opportunity Fund	51,155
11,835	Nuveen Senior Income Fund	82,253
73	PIMCO Floating Rate Income Fund	1,102
863	PIMCO Floating Rate Strategy Fund	12,073
156	Pioneer Floating Rate Trust	2,328
136,673	Van Kampen Senior Income Trust	871,974
Total Closed-End Investment Companies (identified cost $2,200,865)		$2,095,567

Short-Term Investments — 3.5%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.49%(8)	$3,741	$3,741,076
Total Short-Term Investments (identified cost $3,741,076)		$3,741,076
Total Investments — 171.7% (identified cost $209,944,891)		$185,801,822
Less Unfunded Loan Commitments — (1.7)%		$(1,911,725)
		Value
Net Investments — 170.0% (identified cost $208,033,166)		$183,890,097
Other Assets, Less Liabilities — 5.2%		$5,607,645
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (75.2)%		$(81,308,444)
Net Assets Applicable to Common Shares — 100.0%		$108,189,298

DIP - Debtor in Possession

PIK - Payment In Kind

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Unfunded or partially unfunded loan commitments. See Note 1H for description.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate value of the securities is $9,859,314 or 9.1% of the Fund's net assets.

(5)  Restricted security.

(6)  Non-income producing security.

(7)  Variable rate mortgage security. The stated interest rate represents the rate in effect at April 30, 2008.

(8)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2008.

(9)  Defaulted security. Currently the issuer is in default with respect to interest payments.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2008

Assets
Unaffiliated investments, at value (identified cost, $204,292,090)	$180,149,021
Affiliated investment, at value (identified cost, $3,741,076)	3,741,076
Cash	1,301,237
Foreign currency, at value (identified cost, $89,689)	89,368
Receivable for investments sold	46,081
Dividends and interest receivable	2,838,189
Interest receivable from affiliated investment	10,943
Receivable for open forward foreign currency contracts	118,140
Interest rate floors, at value	1,172,299
Prepaid expenses	590,163
Total assets	$190,056,517
Liabilities
Payable for investments purchased	$304,862
Payable to affiliate for investment adviser fee	85,914
Payable to affiliate for Trustees' fees	1,792
Accrued expenses	166,207
Total liabilities	$558,775
Auction preferred shares (3,250 shares outstanding) at liquidation value plus cumulative unpaid dividends	$81,308,444
Net assets applicable to common shares	$108,189,298
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 7,257,139 shares issued and outstanding	$72,571
Additional paid-in capital	138,729,880
Accumulated net realized loss (computed on the basis of identified cost)	(6,685,292)
Accumulated distributions in excess of net investment income	(889,183)
Net unrealized depreciation (computed on the basis of identified cost)	(23,038,678)
Net assets applicable to common shares	$108,189,298
Net Asset Value Per Common Share
($108,189,298 ÷ 7,257,139 common shares issued and outstanding)	$14.91

Statement of Operations

For the Year Ended
April 30, 2008

Investment Income
Interest	$20,157,866
Dividends	134,311
Interest income allocated from affiliated investment	68,710
Expenses allocated from affiliated investment	(8,405)
Total investment income	$20,352,482
Expenses
Investment adviser fee	$1,570,096
Trustees' fees and expenses	10,577
Preferred shares remarketing agent fee	203,682
Legal and accounting services	128,736
Custodian fee	104,914
Transfer and dividend disbursing agent fees	47,315
Printing and postage	33,465
Interest expense	190,704
Miscellaneous	80,976
Total expenses	$2,370,465
Deduct — Reduction of investment adviser fee	$417,413
Reduction of custodian fee	2,090
Total expense reductions	$419,503
Net expenses	$1,950,962
Net investment income	$18,401,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(82,572)
Interest rate floors	(10,098)
Foreign currency and forward foreign currency exchange contract transactions	(3,539,526)
Net realized loss	$(3,632,196)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(29,796,167)
Interest rate floors	1,017,297
Foreign currency and forward foreign currency exchange contracts	263,503
Net change in unrealized appreciation (depreciation)	$(28,515,367)
Net realized and unrealized loss	$(32,147,563)
Distributions to preferred shareholders
From net investment income	(4,288,579)
Net decrease in net assets from operations	$(18,034,622)

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended April 30, 2008	Period Ended April 30, 2007(1)
From operations — Net investment income	$18,401,520	$14,558,171
Net realized loss from investment transactions, interest rate floors, and foreign currency and forward foreign currency exchange contract transactions	(3,632,196)	(2,261,044)
Net change in unrealized appreciation (depreciation) of investments, interest rate floors, and foreign currency and forward foreign currency exchange contracts	(28,515,367)	5,476,689
Distributions to preferred shareholders — From net investment income	(4,288,579)	(3,077,133)
Net increase (decrease) in net assets from operations	$(18,034,622)	$14,696,683
Distributions to common shareholders — From net investment income	$(14,300,086)	$(11,324,204)
Total distributions to common shareholders	$(14,300,086)	$(11,324,204)
Capital share transactions — Proceeds from sale of common shares	$—	$133,700,000 (2)
Reinvestment of distributions to common shareholders	1,518,607	3,195,840
Offering costs and preferred shares underwriting discounts	—	(1,362,920)
Total increase in net assets from capital share transactions	$1,518,607	$135,532,920
Net increase (decrease) in net assets	$(30,816,101)	$138,905,399
Net Assets Applicable to Common Shares
At beginning of period	$139,005,399	$100,000
At end of period	$108,189,298	$139,005,399
Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of period	$(889,183)	$1,146,854

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

(2)  Proceeds from sale of shares are net of sales load paid of $6,300,000.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30, 2008(1)	Period Ended April 30, 2007(1)(2)
Net asset value — Beginning of period (Common shares)	$19.380	$19.100	(3)
Income (loss) from operations
Net investment income	$2.548	$2.057
Net realized and unrealized gain (loss)	(4.444)	0.449
Distributions to preferred shareholders from net investment income	(0.594)	(0.435)
Total income from operations	$(2.490)	$2.071
Less distributions to common shareholders
From net investment income	$(1.980)	$(1.598)
Total distributions to common shareholders	$(1.980)	$(1.598)
Preferred and Common shares offering costs charged to paid-in capital	$—	$(0.078)
Preferred shares underwriting discounts	$—	$(0.115)
Net asset value — End of period (Common shares)	$14.910	$19.380
Market value — End of period (Common shares)	$14.250	$20.920
Total Investment Return on Net Asset Value(10)	(13.57)%	10.23	%(4)(11)
Total Investment Return on Market Value(10)	(23.42)%	18.99	%(4)(11)

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30, 2008(1)	Period Ended April 30, 2007(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$108,189	$139,005
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(5)(6)	1.57%	1.40	%(9)
Net investment income(5)	14.69%	11.72	%(9)
Portfolio Turnover	56%	68%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common and preferred shares):
Expenses before custodian fee reduction(5)(6)	0.95%	0.88	%(9)
Net investment income(5)	8.91%	7.32	%(9)
Senior Securities:
Total preferred shares outstanding	3,250	3,250
Asset coverage per preferred share(7)	$58,307	$67,786
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, May 31, 2006, to April 30, 2007.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(5)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

(9)  Annualized.

(10)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(11)  Not annualized.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Credit Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent it is consistent with its primary objective.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available will normally be valued on the basis of market valuations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of interest rate swaps and floors is generally based upon dealer quotations. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and

Eaton Vance Credit Opportunities Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $833,774 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2016.

Additionally, at April 30, 2008, the Fund had a net currency loss of $922,542 and a net capital loss of $5,641,398 attributable to foreign currency and security transactions incurred after October 31, 2007. These net currency and capital losses are treated as arising on the first day of the Fund's taxable year ending April 30, 2009.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of April 30, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed since the start of business on May 30, 2006 to April 30, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Costs incurred by the Fund in connection with its organization are expensed. Costs incurred by the Fund in connection with the offering of its common shares and preferred shares are recorded as a reduction of additional paid-in capital applicable to common shares.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and

Eaton Vance Credit Opportunities Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Interest Rate Floors — The Fund may enter into interest rate floors to enhance return or to hedge against fluctuations in interest rates. Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party agrees to make payments to the extent that interest rates fall below a specified rate or "floor". Transaction fees paid by the Fund are recognized as assets and amortized over the life of the interest rate floor. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

2  Auction Preferred Shares (APS)

The Fund issued 3,250 shares of Series A Auction Preferred Shares (APS) on August 11, 2006 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is the greater of 1) 150% of LIBOR at the date of the auction or 2) LIBOR at the date of the auction plus 1.50%.

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

Effective April 11, 2008, the Fund's Trustees approved a committed financing arrangement (see Note 11) and the planned redemption of approximately two-thirds of the Fund's outstanding APS at a liquidation price of $25,000 per share. The APS are expected to be redeemed at the next dividend payable date on or after May 1, 2008. As of May 2, 2008, 2,167 shares of the Fund's APS were redeemed.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The

Eaton Vance Credit Opportunities Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

dividend rate for the APS at April 30, 2008 was 4.28%. For the year ended April 30, 2008, the amount of dividends paid (including capital gains, if any) to APS shareholders was $4,288,579, representing an average APS dividend rate of 5.28%, and the dividend rate range was 4.15% to 6.75%.

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The rate above reflects such maximum dividend rate as of April 30, 2008.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended April 30, 2008 and the period ended April 30, 2007 was as follows:

	Year ended April 30, 2008	Period ended April 30, 2007
Distributions declared from:
Ordinary income	$18,588,665	$14,401,337

During the year ended April 30, 2008, accumulated net realized loss was increased by $2,603,760, accumulated undistributed net investment income was decreased by $1,848,892, and paid-in capital was increased by $4,452,652 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts, premium amortization and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of April 30, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(7,397,714)
Net unrealized depreciation	$(23,215,439)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, swap contracts and investments in partnerships.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund's average daily gross assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the year ended April 30, 2008, the Fund's adviser fee totaled $1,577,979 of which $7,883 was allocated from Cash Management and $1,570,096 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation. In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund's average daily gross assets during the first five full years of the Fund's operations, 0.15% of the Fund's average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $417,413 of its adviser fee for the year ended April 30, 2008.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended April 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $115,467,933 and $121,021,671, respectively, for the year ended April 30, 2008.

Eaton Vance Credit Opportunities Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended April 30, 2008	Period Ended April 30, 2007(1)
Sales	—	7,005,000
Issued to shareholders electing to receive payments of distributions in Fund shares	85,480	166,659
Net increase	85,480	7,171,659

(1)  For the period from the start of business, May 30, 2006, to April 30, 2007.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$208,209,927
Gross unrealized appreciation	$945,409
Gross unrealized depreciation	(25,265,239)
Net unrealized depreciation	$(24,319,830)

8  Restricted Securities

At April 30, 2008, the Fund owned the following securities (representing 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Units	Cost	Value
Preferred Stock
Fontainebleau Resorts LLC (PIK)	6/1/07	186	$186,150	$145,942
Total Restricted Securities			$186,150	$145,942

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation
5/30/08	British Pound Sterling	United States Dollar
	5,456,245	10,831,083	$44,972
5/30/08	Euro 12,958,216	United States Dollar 20,227,646	73,168
			$118,140

At April 30, 2008, the Fund held the following interest rate floors whereby the Fund will receive the excess, if any, of the fixed rate over the floating rate on the notional amount.

Interest Rate Floors

Counterparty	Notional Amount (in 000's)	Floating Rate	Annual Fixed Rate	Expiration Date	Market Value	Net Unrealized Appreciation
Lehman Brothers, Inc.	$10,000	3-month USD-LIBOR- BBA	4.75%	March 21, 2009	$202,171	$180,475
	10,000	3-month USD-LIBOR- BBA	4.25	March 21, 2010	264,731	230,171
	10,000	3-month USD-LIBOR- BBA	4.25	March 21, 2011	349,812	285,472
	10,000	3-month USD-LIBOR- BBA	4.00	March 21, 2012	355,585	278,285
					$1,172,299	$974,403

Eaton Vance Credit Opportunities Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

At April 30, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Effective April 11, 2008, the Fund terminated its participation in the line of credit. Average borrowings and the average interest rate for period from May 1, 2007 through April 10, 2008 were $3,806,445 and 4.51%, respectively.

11  Revolving Credit and Security Agreement

Effective April 11, 2008, the Fund entered into a Revolving Credit and Security Agreement (the Agreement) with conduit lenders and a bank to borrow up to an initial limit of $54,175,000 for a period of five years, the proceeds of which are intended to partially redeem the Fund's APS (see Note 2). The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Fund should the conduits be unable to place their commercial paper. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Fund pays a monthly program fee of 0.60% per annum on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.40% per annum on the borrowing limit under the Agreement. The Fund also paid a structuring fee of $541,750, which is included as an asset on the Statement of Assets and Liabilities and is being amortized to interest expense over a period of five years. The Fund is required to maintain certain net asset levels during the term of the Agreement. For the period from April 11, 2008 through April 30, 2008, the Fund did not incur any borrowings under the Agreement.

12  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

13  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities ". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Credit Opportunities Fund as of April 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Credit Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Credit Opportunities Fund (the "Fund"), including the portfolio of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended April 30, 2008 and for the period from the start of business, May 30, 2006 to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of April 30, 2008, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Credit Opportunities Fund as of April 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended April 30, 2008 and for the period from the start of business, May 30, 2006 to April 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 16, 2008

Eaton Vance Credit Opportunities Fund as of April 30, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 29, 2008. The following action was taken by the shareholders of the Fund:

Item 1:   The election of William H. Park, Ronald A. Pearlman and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2011 and Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a one-year term expiring in 2009.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	6,491,505	174,294
Allen R. Freedman	6,486,155	179,644
William H. Park	6,492,206	173,593
Ronald A. Pearlman	6,478,856	186,943
Heidi L. Steiger	6,491,153	174,646

Eaton Vance Credit Opportunities Fund as of April 30, 2008

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Credit Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer and Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer and Trust Company, at 1-866-706-0514.

Eaton Vance Credit Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Credit Opportunities Fund
c/o American Stock Transfer and Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2008, our records indicate that there are 10 registered shareholders and approximately 6,080 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOE.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Credit Opportunities Fund (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. In light of the Fund's relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Credit Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Credit Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustees

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2010. 3 years. Trustee since 2007. Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Fund.	177	Director of EVC

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2010. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2006-2007).	177	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2011. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer(A) 9/21/35	Class III Trustee	Until 2009. 3 years. Since 2005.	Chairman (since 2007) and President, Chief Executive Officer and a Director (since 2003) of Asset Management Finance Corp. (a specialty finance company serving the investment management industry). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance Credit Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Since 2007.	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	177	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2009. 3 years. Since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Chairman of the Board since 2007. Trustee until 2009. 3 years. Trustee since 2005.	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Andrew Sveen 3/13/61	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Chief Legal Officer of the Eaton Vance Family of Funds and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 10, 2008.

Investment Adviser and Administrator of Eaton Vance Credit Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Credit Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2613-6/08  CE-COFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s respective fiscal years ended April 30, 2007 and April 30, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	4/30/2007	4/30/2008

Audit Fees	$65,750	$74,500

Audit-Related Fees(1)	$4,000	$4,120

Tax Fees(2)	$13,000	$18,560

All Other Fees(3)	$0	$101

Total	$82,750	$97,281

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrants fiscal period from inception on May 31, 2006 to April 30, 2007 and the fiscal year ended April 30, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	4/30/ 2007	4/30/2008

Registrant	$17,000	$22,680

Eaton Vance(1)	$58,500	$295,569

(1)          Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer

(Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy.  The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the

Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Andrew N. Sveen, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance Subsidiary (“BMR”).  He is head of Eaton Vance’s Senior Loan Group. Mr. Sveen joined Eaton Vance in 1999 as a Vice President of Evm and BMR, and has been a portfolio manager since 2007. Mr. Swaffield has been an Eaton Vance portfolio manager since 1996, and is Chief Income Investment Officer and Vice President of EVM and BMR. Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Non-Investment Grade Bond Group. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	11	$16,073.1	0	$0
Other Pooled Investment Vehicles	7	$6387.5	6	$3,219.9
Other Accounts	2	$1,006.7	0	$0
Andrew N. Sveen
Registered Investment Companies	2	$4,337.9	$745.3	$0
Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	3	$3,837.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael W. Weilheimer
Registered Investment Companies	6	$6,235.6	0	$0
Other Pooled Investment Vehicles	12	$504.6	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$50,001-$100,000
Andrew N. Sveen	None
Payson F. Swaffield	$50,001-$100,000
Michael W. Weilheimer	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Credit Opportunities Fund

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 12, 2008

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 12, 2008